UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 6, 2006
SABINE ROYALTY TRUST
(Exact name of Registrant as specified in its charter)

Delaware	1-8424	76-6297143
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

Trust Division
Royalty Trust Group
Bank of America, N.A.
901 Main Street, 17th Floor
Dallas, Texas		75202
(Address of principal executive offices)		(Zip Code)
Registrant’s Telephone Number, including area code: (214) 209-2400
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Press Release
Press Release

Item 2.02. Results of Operations and Financial Condition.
     On January 6, 2006, the Registrant issued a press release announcing, among other things, its monthly cash distribution to unitholders of record on January 17, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     This Report on Form 8-K is being furnished pursuant to Item 2.02, Results of Operations and Financial Condition. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 8.01. Other Events.
     In its press release dated January 6, 2006, the Registrant also disclosed that it had received information that a proxy statement had been mailed to unitholders of record and unitholders who hold units through brokerage accounts. Neither the Registrant nor the trustee of the Registrant has stated a position on the merits of the proposal contained therein. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     On January 6, 2006, the Registrant issued a second press release to clarify the description of the proxy voting procedures contained in the earlier press release. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
c.	Exhibits
99.1	Press Release dated January 6, 2006.

99.2	Press Release dated January 6, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sabine Royalty Trust

By:	Bank of America, N.A., Trustee

	By:	/s/RON E. HOOPER

Ron E. Hooper Senior Vice President and Administrator
Date: January 6, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated January 6, 2006.

99.2	Press Release dated January 6, 2006.